UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.         )
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IdleAire Technologies Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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410 N. CEDAR BLUFF RD., SUITE 200
KNOXVILLE, TENNESSEE 37923

To the stockholders of IdleAire Technologies Corporation:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of IdleAire Technologies Corporation, a Delaware corporation (the “Company”) is scheduled to be held at 4:30 p.m. (local time) on Thursday, May 10, 2007, at Knoxville Museum of Art, 1050 World’s Fair Park, Knoxville, TN 37916-1653, for the following purposes:

1. To elect (9) directors for a one-year term expiring at the annual stockholders’ meeting in 2008 and until their successors are duly elected and qualified;

2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2007;

3. To set the date for the next annual meeting of the stockholders for Thursday, May 8, 2008;

4. To transact such other business as may properly come before the Annual Meeting or any adjournment of postponement thereof.

Stockholders of record of the Company’s Common Stock, Series A Convertible Preferred Stock, Series B Preferred Stock and Series C Preferred Stock at the close of business of April 1, 2007 are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment thereof. All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the meeting, you are urged to complete, sign and date the enclosed form of proxy card and return it promptly in the envelope provided. Stockholders attending the meeting may revoke their proxy and vote in person.

By the order of the Board of Directors

Tom Badgett
Corporate Secretary

Knoxville, TN
April 10, 2007

PROXY STATEMENT
SOLICITATION, VOTING AND REVOCABILITY OF PROXIES
ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF IDLEAIRE TECHNOLOGIES CORPORATION
EXECUTIVE COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SETTING DATE FOR 2008 MEETING
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS
INCORPORATION OF OTHER DOCUMENTS BY REFERENCE
OTHER MATTERS

PROXY STATEMENT
For the Annual Meeting of Stockholders to be held May 10, 2007

This Proxy Statement is furnished by and on behalf of the Board of Directors (the “Board of Directors”) of IdleAire Technologies Corporation (the “Company” or “IdleAire”) in connection with the solicitation of proxies for use at the 2007 annual meeting of stockholders of the Company to be held at 4:30 p.m. (local time) on Thursday, May 10, 2007 at the Knoxville Museum of Art, 1050 World’s Fair Park, Knoxville, TN 37916-1653, and at any adjournment or postponements thereof (the “Meeting”), for the purpose of considering and acting upon the matters set forth in the accompanying Notice of Meeting of the Stockholders (the “Notice”).

The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Meeting. This Proxy Statement and accompanying forms of proxy and voting instructions are being mailed on or about April 10, 2007 to stockholders entitled to vote at the Meeting. The costs of soliciting proxies will be paid by us. Solicitation will be made initially by mail. The Company’s officers, directors or employees may also solicit proxies either personally or by telephone or fax.

Your vote is important. Please complete the enclosed Proxy and mail it as soon as possible.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

What is the purpose of the Meeting?

At the Meeting, stockholders will act upon the matters outlined in the Notice, including the election of the Board of Directors, ratification of the selection of Ernst & Young LLP to act as the independent registered public accounting firm for 2007, and setting the 2008 meeting date for Thursday, Mary 8, 2008. In addition, the stockholders will transact any other business that properly comes before the Meeting. Members of the Company’s Management Team will be present at the Meeting to respond to questions from stockholders.

Who is entitled to vote at the Meeting?

Only stockholders of record of the Company’s common or preferred stock at the close of business on April 1, 2007 (the “Record Date”), are entitled to notice of and to vote at the Meeting. Each registered holder of common or preferred stock of record on the record date is entitled to one (1) vote per share on each matter to be voted on at the Meeting.

How many shares must be present to hold the Meeting?

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast is necessary to constitute a quorum. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the Meeting. At the Record Date, there were 48,662,062 shares of common stock, $.001 par value (“Common Stock”) and 34,211,254 shares of Preferred Stock (including Series A, B & C) (“Preferred Stock”) outstanding. Each share of Preferred Stock is convertible into one share of common Stock. Holders of the Preferred Stock have the same voting rights as holders of the Common Stock.

How do I vote?

NOTE: PLEASE RETURN YOUR PROXY VOTE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

1. You may vote by mail.  If you properly complete and sign the accompanying Proxy and return it to the Company prior to the Meeting, it will be voted in accordance with your instructions. You may use U.S. first class mail, or FAX your completed proxy vote to 865-437-2636.

2. You may vote in person at the Meeting.  If you attend the Meeting, you may deliver your completed Proxy in person.

Can I change my vote after I submit my Proxy?

Yes, you may revoke your proxy and change your vote at any time before your shares are actually voted at the Meeting by:

•	signing and submitting another proxy with a later date; or

•	voting via printed proxy in person at the Meeting (although attendance at the Meeting will not by itself revoke a previously granted proxy).

What are the Board’s recommendations?

The Board recommends that you vote “FOR” each of the nominees to the Board and “FOR” the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2007, and “FOR” setting the next Meeting for Thursday, May 8, 2008.

How many votes are required to elect the director nominees?

The affirmative vote of a plurality of the votes cast at the Meeting is required for the election of a director.

How many votes are required for the other proposal?

The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the proposal will be required for approval.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or cause a substitute nominee to be selected. If a substitute nominee is selected, the proxy holder will vote your shares for the substitute nominee, unless you have withheld authority.

How will abstentions be treated?

If you abstain from voting, your shares will still be included for purposes of determining whether a quorum is present. Since the proposal other than the election of directors must receive a majority of votes “FOR” the proposal to be approved, an abstention will, effectively, be a vote “AGAINST” the proposal. Because directors are elected by a plurality of votes, an abstention will have no effect on the outcome of the vote.

ELECTION OF DIRECTORS

The nominees for Director at the Meeting will be elected to serve for a one-year term until the next annual meeting of stockholders and until their successors have been duly elected and qualified or until their earlier death or resignation.

The Company expects each nominee for election as a Director at the Meeting to be able to accept such nomination. If any nominee is unable to accept such nomination, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees.

Set forth below is the principal occupation of, and certain other information regarding, the nominees.

Nominees for Election at the Meeting

			Term on
			Board of
Name	Age	Position	Directors

Michael C. Crabtree	57	President, Chief Executive Officer, Chairman of the Board	2000 to present
David G. Everhart	52	Former Chief Operating Officer, Co-founder, Director	2000 to present
J. Thomas Badgett	62	Chief Information Officer, Co-founder, Secretary, Director	2000 to present
James H. Price	40	Senior Vice President, General Counsel, Director	2000 to present
Thomas F. (Mack) McLarty III*	61	Director	May 2006 to present
Lewis Frazer III*	42	Director	N/A
Dan H. Felton, III*	60	Director	2003 to present
Lana R. Batts*	60	Director	2001 to present
Steve H. Kirkham*	60	Director	2004 to present

*	Independent Director

**	New Independent Director Nominated by the Board in April 2007

Michael C. Crabtree has served as our President, Chief Executive Officer and Chairman of the Board of Directors since joining us in August 2000. From February 1999 to September 1999, Mr. Crabtree was a founding shareholder, member of the board of directors, Chief Operating Officer and President of the Southeast Group of OneMain.com (NASDAQ: ONEM), an Internet service provider based in Reston, Virginia. From December 1994 to March 1999, Mr. Crabtree served as Chairman of the Board of Directors and Chief Executive Officer of United States Internet, Inc., which was acquired by OneMain.com in March, 1999. Mr. Crabtree also served as a co-founder and former vice president of CTI Molecular Imaging, Inc. (NASDAQ: CTMI) from 1983 to 1989 and a board director from 1983 to 2002. Mr. Crabtree was also employed by the National Aeronautics and Space Administration (NASA) during 1969 to 1972 and a member of the NASA Kennedy Space Center launch teams for Saturn-Apollo 12, 13 and 15 moon missions. He currently serves on the boards and/or various committees of the following private organizations: East Tennessee Children’s Hospital, East Tennessee Foundation, Corridor Park Development Corporation and Gurley Lake Land & Cattle Co. Mr. Crabtree received Bachelor of Science and Master of Science degrees in Electrical Engineering and an Executive MBA, all from the University of Tennessee.

David G. Everhart is a co-founder and served as our Chief Operating Officer until his retirement on October 31, 2006; he continues to serve as a director. Previously, Mr. Everhart served as Executive Vice President of Strategic Relationships for PhoneOnline, Inc. and was a member of its advisory board from November 1993 to June 1999. Prior to joining PhoneOnline, Inc., Mr. Everhart was a co-founder, Chief Operating Officer and a director of United States Internet, Inc. Mr. Everhart studied engineering and technical design at Sarasota Junior College and computer technology at Madisonville Community College.

J. Thomas Badgett is a co-founder and serves as our Chief Information Officer, Secretary and as a director. Prior to joining us, Mr. Badgett was co-founder, Chief Information Officer and Secretary of United States Internet, Inc., where his duties included press relations, corporate communications and technical strategies from 1993 to 1999. In addition, he designed, implemented and managed United States Internet, Inc.’s technical support division. Mr. Badgett holds a Bachelor of Arts degree in Language from the University of Tennessee and a Master of Arts in Documentary Film from the University of Tennessee.

James H. Price serves as our Senior Vice President, General Counsel and a director. Prior to joining us, Mr. Price was a shareholder with the Knoxville, Tennessee law firm of Kennerly, Montgomery & Finley. While with Kennerly, Montgomery & Finley, Mr. Price’s practice was devoted to transactional work, including business formation, taxation, reorganization, estate planning and other tax planning, and the representation of municipal and governmental clients. Mr. Price is a graduate of the University of Tennessee College of Law. Mr. Price received his Bachelor of Science Degree in Business Administration with a major in Accounting from the University of Tennessee in 1988. Mr. Price is a Certified Public Accountant and a member of the Knoxville and Tennessee Bar Associations, the Knoxville Estate Planning Council, the Tennessee Society for Certified Public Accountants and the American Institute for Certified Public Accountants.

Thomas F. (Mack) McLarty III began serving as one of our directors in 2006. Since 1998, Mr. McLarty has been chairman of McLarty Companies and the president of Kissinger McLarty Associates, an international advisory firm formed in partnership with former Secretary of State Henry Kissinger. Prior to 1998, Mr. McLarty worked with President Clinton in several key positions: Chief of Staff, Counselor to the President, and Special Envoy for the Americas, with over five years of service in the President’s Cabinet and on the National Economic Council, was appointed to two commissions by President George W. Bush and served President Carter as a member of the Democratic National Committee. Mr. McLarty serves as senior adviser to the Carlyle Group, a private equity firm, senior adviser to the law firm Covington & Burling, and chairman of Randall & Dewey, a leading global energy industry advisory firm. Mr. McLarty is a graduate of the University of Arkansas.

Lewis Frazer III is a co-founder, President and CEO of Wintellect, a software consulting and education firm recognized by Microsoft as one of the leading training companies for Windows and .NET technologies. Prior to founding Wintellect in 2000, Mr. Frazer served as Executive Vice President and Chief Financial Officer for Regal Cinemas, where he was responsible for the financial, accounting and MIS functions of the world’s largest and fastest growing theatre circuit. Mr. Frazer led the Regal Cinemas through its initial public offering in 1993, was responsible for pursuing and negotiating mergers and acquisitions, and establishing and maintaining relationships with both senior debt holders and investment bankers and led all aspects of public equity and debt offerings. He served in that role for six years until the company was sold to two leveraged buyout firms in 1998 at a valuation of $1.5 billion. Mr. Frazer received his BBA in Business from East Tennessee State University.

Dan H. Felton, III serves as one of our directors. Judge Felton has been a practicing attorney for 36 years in Marianna, Arkansas, specializing in estate planning, real estate transactions, and small business counseling; served 32 years as a District Court Judge; and has served as counsel for 12 years for a regional truckload carrier. Judge Felton serves as secretary of Dan Felton & Co. Inc. and of Felton Properties, agricultural and investment businesses. Additionally, he serves as a board member of the following: Safe Foods Corporation, President’s Arkansas Advisory Council for Winrock International, and St. Francis Levee District. Judge Felton received his Bachelor of Science, Bachelor of Arts and Jurist Doctorate degrees from the University of Arkansas.

Lana R. Batts serves as one of our directors. Ms. Batts is Managing Partner in Transportation Capital Partners, LLC, a consulting firm specializing in transportation and M&A. From 1994 to 2000, Ms. Batts served as President of the Truckload Carriers Association, which has 1,000 truckload carrier and supplier members. From 1992 to 1994, Ms. Batts served as Chief Executive Officer of the American Financial Services Association. Ms. Batts serves on the boards of directors of two private companies: PeopleNet Communications Corporation, Seabridge, Inc. and the Transportation Costing Group, Inc. Ms. Batts has a Bachelor of Arts degree in Political Science from the University of Montana and Master of Arts degree in Politics and Public Affairs from the University of Miami.

Steve H. Kirkham serves as one of our directors. Mr. Kirkham is an entrepreneur from Kingston, Tennessee. Mr. Kirkham is the owner of Rocky Top Markets, a regional convenience store and gasoline chain in the East Tennessee area. Previously, Mr. Kirkham was President of Harriman Oil Company from 1978 to 1998 when he purchased full ownership of Rocky Top Markets. Also during that same time period he served as President of Southeastern Lubricants and Rocky Top Markets, Inc. Currently Mr. Kirkham serves as Chairman of the Shell Oil Company National Wholesale Council, Chairman of the Roane County Industrial Board, and is immediate past Chairman of the Tennessee Grocers Association. Mr. Kirkham is also currently developing several shopping centers along with other commercial real estate. He has been and still is very active in many volunteer organizations in the area. Mr. Kirkham is a graduate of Tennessee Technological University in Cookeville, Tennessee, where he received a B.S. in Business Administration.

Board Meetings and Committees

The Board of Directors met or acted by unanimous consent two times during 2006. All directors attended at least 75% of the meetings of the Board and committees of which they are members in that period.

The Company has a standing audit committee, a leadership development/compensation committee and a nominating/corporate governance committee.

Audit Committee.  The purpose of the Audit Committee is to oversee the financial reporting procedures of the Company, insure adequate financial and internal controls, review the scope of the Company’s annual audit and recommend the selection of the independent registered public accounting firm.

The Audit Committee is comprised solely of independent, non-employee directors, namely, Mrs. Batts and Mr. Felton and Mr. David Gill, a director of the Company whose term will expire on the date of the Meeting. Mr. Gill serves as the Chairman of the Audit Committee. The Board has affirmatively determined that each of the current members of the Audit Committee are “financially sophisticated” and that Mr. Gill has all the necessary attributes to be an “audit committee financial expert” under the SEC rules. Stockholders should understand that this designation does not impose upon Mr. Gill any duties, obligations or liability that are greater than what are generally imposed on him as a member of the Audit Committee and the Board, and his designation as an “audit committee financial expert” pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee of the Board. The Audit Committee met or acted by unanimous consent three times during 2006.

The Audit Committee has a written charter which is evaluated at least on an annual basis. Based on the current charter, the Audit Committee’s responsibilities include, among other things:

•	review and oversight of the Company’s accounting and reporting processes, and the audits of the Company’s financial statements;

•	appointment, retention, compensation and oversight of the work of the independent registered public accounting firm;

•	pre-approval of all audit services and non-audit services provided by the independent registered public accounting firm; and

•	establishment of procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters;

In addition, the Audit Committee has the authority to obtain advice and assistance from, and receive adequate funding from the Company to engage independent legal, accounting and other consultants to advise the Audit Committee. A copy of the Audit Committee Charter is attached herewith as Annex A.

Leadership Development & Compensation Committee.  The Leadership Development & Compensation Committee (the “Compensation Committee”) has a written charter which is evaluated at least on an annual basis. Based on its current charter, the Compensation Committee has the responsibility to set compensation policy for the executive officers of the Company, make recommendations to the full Board regarding executive compensation and employee stock option awards, and administer the Second Amended and Restated 2000 Stock Incentive Plan of the Company. A copy of the Compensation Committee Charter is attached herewith as Annex B. Messrs. Felton, Kirkham and Price are the members of the compensation committee with Mr. Felton serving as the Chairman. The Compensation Committee met or acted by unanimous consent two times during 2006.

Nominating/Corporate Governance Committee.  The Nominating/Corporate Governance Committee (the “Nominating Committee”) has a written charter which is evaluated at least on an annual basis. Based on its current charter, the Nominating Committee has the responsibility to assist the Board by identifying potential director nominees and to develop effective governance policies and procedures for the Company. A copy of the Nominating Committee Charter is attached herewith as Annex C.

Messrs. Crabtree, Felton and Price are members of the Nominating/Corporate Governance Committee with Mr. Crabtree serving as the Chairman. The Nominating/Corporate Governance Committee met or acted by unanimous written consent once during 2006.

The Nominating Committee does not currently have a policy with regard to the consideration of any director candidates recommended by stockholders. However, under a Purchase Agreement between Jefferies & Company, Inc. (“Jefferies”) and the Company, dated December 28, 2005 in connection with the sale of the Company’s $320 million senior discount notes and warrants in 2005, the Company has agreed that anytime prior to the earlier of (i) the Company consummating an underwritten public offering of its common stock resulting in net proceeds to the Company of at least $100 million, and (ii) the date on which all senior discount notes are repaid,

•	the maximum number of directors on the Board may not exceed eleven (11) directors;

•	a majority of the directors on the Board must be independent directors; and

•	Jefferies has the right to designate up to two (2) directors to be elected to the Company’s Board of Directors.

Jefferies has not yet exercised its right to designate any nominee to the Board. None of the director nominees listed above are Jefferies’ designees.

Director Compensation

The following table gives information concerning the compensation of members of our Board of Directors during the fiscal year ended December 31, 2006.

	Fees Earned or		Option
	Paid in Cash	Stock Awards	Awards	Total
Name	($)	($)	($)	($)

David Gill	$19,000	—	—	$19,000
Thomas F. (Mack) McLarty III	8,500	—	—	8,500
Lana R. Batts	11,500	—	—	11,500
Dan H. Felton III	12,000	—	—	12,000
Steve H. Kirkham	10,000	—	—	10,000

Total	$61,000	—	—	$61,000

On April 5, 2006, the Board of Directors approved a new Director Compensation Policy whereby all Board members are entitled to receive reimbursement for reasonable travel expenses incurred. Independent directors are entitled to receive a $10,000 annual retainer, to be paid quarterly. The Chairman of the Audit Committee is entitled to receive an additional $10,000, to be paid quarterly. Independent directors are also entitled to receive $1,000 for attending each Board meeting in person and $250 for attending each Board meeting telephonically. Independent directors also receive $500 for each committee meeting attended.

In addition to cash fees, travel reimbursement, and an annual retainer, independent directors are entitled to receive share-based compensation at the first meeting following their initial election to the Board, and annually thereafter, under the Company’s Second Amended and Restated 2000 Stock Incentive Plan. As of December 31, 2006, the Company has not yet granted any share-based compensation to any of its non-employee directors.

Independence of Directors and Director Nominees

The Board of Directors has determined affirmatively that Mrs. Batts, Messrs. Gill, Felton, McLarty, Kirkham and Frazer are “independent” under the standards and rules of the Securities and Exchange Commission. The Board has made a subjective determination as to each independent director that no relationships, which in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Non-management directors also met in executive sessions three times in the absence of management during 2006.

Compensation Committee Interlocks and Insider Participation

Mr. Price, an executive officer of the Company, was one of the three members of our Compensation Committee during the year ended December 31, 2006. As a member of the Compensation Committee, Mr. Price played a role in recommending and determining the amount and form of executive and director compensation. However, Mr. Price abstained from any vote with regards to his own compensation. During 2006, no executive officer of the Company served as a director or member of the compensation committee (or other board committee performing similar functions, or in the absence of such committee, the entire board of directors) of another entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

Code of Ethics

In addition to adopting a code of business conduct for all employees and any other party acting on behalf of the Company, the Company has adopted a code of ethics for its chief executive officer and financial officers, as well as a code of ethics for the members of its board of directors. These documents are incorporated by reference to the Company’s Annual report on Form 10-KSB filed with the SEC on April 2, 2007. Copies of the documents are also available without charge by contacting the Company’s Investor Relations department at (865) 437-3640.

Violations of or non-compliance with any of the three codes of ethics may be confidentially and anonymously reported through IdleAire’s Speak Up! Program via telephone or email, in the following manner:

•	Email, speakup@idleaire.com,

•	Telephone, from any phone dial 865-437-1411, from a Corporate IP phone dial extension 1411, from a site phone dial *611 from a module or 3660 from the Cisco phone then press 2 at the first prompt enter 1411, and for a toll free call dial 1-877-738-7024 then press 2 at the first prompt enter 1411,

•	Mail, IdleAire Speak Up! Program, P.O. Box 31074, Knoxville, TN 37930-1074

Shareholder Communication

Although the Company has not to date developed formal processes by which stockholders may communicate directly to the Board, it believes that the informal process, in which stockholder communications which are received by the Secretary for the Board’s attention are forwarded to the Board, has served the needs of the Board and the stockholders well in the past. In view of recently adopted SEC disclosure requirements relating to this issue, the Board may consider development of more specific procedures. Until any other procedures are developed and posted on the Company’s corporate website, any communications to the Board should be sent to c/o The Secretary, IdleAire Technologies Corporation at 410 N. Cedar Bluff Rd., Suite 200, Knoxville, Tennessee 37923.

Director Attendance at the Stockholders’ Meetings

Although the Company encourages all of its directors to attend its annual meeting of stockholders, it has not established any written policy with regard to the Board members’ attendance at such annual meetings. Seven of the Company’s incumbent directors who were our directors last year attended the 2006 Annual Meeting of Stockholders.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
OF IDLEAIRE TECHNOLOGIES CORPORATION

The following is the report of the Audit Committee for the twelve month period ended December 31, 2006. The purpose of the Audit Committee is to assist with the Board of Directors’ oversight of IdleAire Technologies’ accounting and reporting processes and the audits of IdleAire Technologies’ financial statements. The Audit Committee is composed of three members and acts under and its operations are governed by a written charter adopted and approved by the Board of Directors in 2006. A copy of the Audit Committee Charter is attached herewith as Annex A to this proxy statement.

The Audit Committee has reviewed IdleAire Technologies’ audited financial statements for the fiscal year ended December 31, 2006 and has discussed these financial statements with IdleAire Technologies’ management and the independent registered public accounting firm.

The Audit Committee has also received from, and discussed with, Ernst & Young LLP (“E&Y”), IdleAire Technologies’ independent registered public accounting firm, various communications that E&Y is required to provide to the Audit Committee under Statement on Auditing Standards No. 61 (as amended) (Communication with Audit Committees), other standards of the Public Company Accounting Oversight Board, the rules and regulations of the Securities and Exchange Commission, and other applicable regulations.

E&Y also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has discussed with E&Y the matters discussed in this letter, including their provision of tax and other non-audit related services, and their independence from IdleAire Technologies. In the business judgment of the Audit Committee, the nature and extent of non-audit services performed by E&Y during the year did not impair E&Y’s independence.

Based on its discussions with management and E&Y, and its review of the representations and information provided by management and E&Y, the Audit Committee recommended to IdleAire Technologies’ Board of Directors that the audited financial statements for the year ended December 31, 2006 be included in the Annual Report on Form 10-KSB for IdleAire Technologies Corporation for the year ended December 31, 2006.

By the Audit Committee of the Board of Directors

Audit Committee of the Board of Directors:

David Gill, Chairman
Lana Batts, Member
Dan H. Felton, III, Member

The report of the Audit Committee shall not be deemed to be “soliciting material” or to be filed with the SEC nor shall this information be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Executive Officers

Set forth below are our executive officers who are not also members of our Board of Directors:

Name	Age	Position

Paul W. Boyd	48	Chief Financial Officer and Treasurer
Lynn R. Youngs	48	Chief Operating Officer

Paul W. Boyd serves as our Chief Financial Officer and Treasurer. Prior to joining us in January 2001, Mr. Boyd served as a Regional Financial Director for OneMain.com from March 1999 to December 2001. Mr. Boyd was also the Chief Financial Officer for United States Internet, Inc. from January to March 1999. From 1996 to 1999, Mr. Boyd served as Treasurer for Clayton Homes, Inc., which manufactures, sells, insures and leases lots for manufactured housing. Mr. Boyd has an accounting degree from the University of Houston, is a Certified Public Accountant in the State of Tennessee and is a member of the Tennessee Society for Certified Public Accountants and the American Institute for Certified Public Accountants.

Lynn R. Youngs serves as our Executive Vice President and, effective November 1, 2006, Chief Operating Officer. Prior to joining us in August 2005, Mr. Youngs served as Vice President, Store Operations, from 1994 to 2005, and Director, Procurement & Administration, from 1993 to 1994 for Goody’s Family Clothing, Inc. (NASDAQ: GDYS), a $1.3 billion apparel retailer with over 370 stores located in 22 states, where he was responsible for procurement, store communications, store facilities, customer relations, supplies and budgeting. From 1992 to 1993, Mr. Youngs was Vice President, Sales and Marketing, Concorde Technologies, Inc. From 1985 to 1992, Mr. Youngs served as Chief Financial Officer, Controller and Manager, Governmental & Commercial Contracts for Perceptics Corporation, then a Westinghouse subsidiary. From 1980 to 1985, Mr. Youngs was a Sr. Product Accountant for Aluminum Corporation of America (ALCOA). Mr. Youngs has also taught since 1993 at the University of Tennessee’s Graduate Business Program including courses such as “Management of New Ventures.” Mr. Youngs received a Bachelor of Business Administration and a Master of Business Administration from the University of Tennessee and is a Certified Public Accountant in the State of Tennessee.

EXECUTIVE COMPENSATION

The following executive compensation disclosure reflects all compensation awarded to, earned by or paid to the four most highly compensated executive officers of the Company who earned in excess of $100,000 (the “Named Officers”), for the fiscal year 2006.

Summary Compensation Table

				All Other	Total
		Salary	Option Awards	Compensation	Compensation
Name and Principal Position	Year	($)	($)(1)	($)	($)

Michael C. Crabtree,	2006	233,433	43,621	1,548	278,602
Chief Executive Officer	2005	189,754	—	357	190,111
J. Tom Badgett,	2006	201,847	—	2,651	204,498
Chief Information Officer and	2005	181,273	—	2,376	183,649
Secretary
James H. Price,	2006	192,800	25,171	4,671	222,642
Senior Vice President/General	2005	157,500	—	2,107	159,607
Counsel
David G. Everhart,	2006	198,489	—	446	198,935
(resigned as Chief Operating	2005	187,413	—	390	187,803
Officer October 2006)

(1)	Amounts shown in this column are based on grant-date fair values calculated in accordance with FAS 123R disregarding estimate of forfeitures related to service-based vesting conditions. See information on assumptions made in valuation in Notes 2 and 9 of the 2006 financial statements included in the Company’s Form 10-KSB filed with the SEC on April 2, 2007. There were no forfeitures of stock options by the executives listed in the table above during 2006.

Outstanding Equity Awards at December 31, 2006

The following table provides information regarding unexercised options for our Named Executive Officers that remain outstanding at December 31, 2006.

		Option Awards
		Stock
		Incentive Plan
		Awards:
		Number of
	Number of	Securities
	Securities	Underlying
	Underlying	Unexercised
	Unexercised	Unearned
	Options	Options	Option Exercise	Option
	#	#	Price	Expiration
Name	Exercisable	Unexercisable	($)	Date

Michael C. Crabtree	750,000	—	1.80	8/16/2012
Michael C. Crabtree	70,000	135,000	0.82	4/1/2016

	820,000	135,000

J. Tom Badgett	—	—	—	—

James H. Price	500,000	—	0.01	9/25/2010
James H. Price	250,000	—	1.80	8/16/2012
James H. Price	45,000	60,000	0.82	4/1/2016

	795,000	60,000

David G. Everhart	—	—	—	—

Employment Agreements

Effective June 2002, Michael C. Crabtree, J. Thomas Badgett each entered into an Employment Agreement with the Company providing for a term of three years, renewable for an additional two year period at the end of the initial term. The Employment Agreement provides for the payment of compensation in 2006 consisting of a base salary of $175,000 per year, and an annual bonus based on the Company’s achievements of budgetary and other objectives set by the Board. If the employment of either Mr. Crabtree or Mr. Badgett is terminated by the Company for any reason other than for cause (as defined in the agreement) or by him for good reason, he will receive severance benefits equal to twelve months salary, accrued bonus and insurance benefits. In the event of a change in control of the Company, Mr. Crabtree and Mr. Badgett will be entitled to receive 299% of his “base amount” (as determined under the “golden parachute” rules in the Internal Revenue Code). If immediately before the change in control event, stock of the Company becomes readily tradable on an established securities market and the requisite shareholder approval is obtained, Mr. Crabtree and Mr. Badgett will be entitled to receive $1,000,000 in lieu of the payment describe above. The Employment Agreement also restricts Mr. Crabtree and Mr. Badgett from competing with the Company, disclosing confidential information of the Company and soliciting any customers or employees of the Company for a period of three years following termination.

Effective June, 2002, James H. Price entered into an Employment Agreement with the Company providing for a term of three years, renewable for an additional two year period at the end of the initial term. The Employment Agreement provides for the payment of compensation in 2006 consisting of a base salary of $150,000 per year, and an annual bonus based on the Company’s achievements of budgetary and other objectives set by the Board. If the employment of Mr. Price is terminated by the Company for any reason other than for cause (as defined in the agreement) or by him for good reason, he will receive severance benefits equal to twelve months salary, accrued bonus and insurance benefits. In the event of a change in control of the Company, Mr. Price will be entitled to receive 299% of his “base amount” (as determined under the “golden parachute” rules in the Internal Revenue Code). If immediately before the change in control event, stock of the Company becomes readily tradable on an established securities market and the requisite shareholder approval is obtained, Mr. Price will be entitled to receive $1,000,000 in lieu of the payment describe above. The Employment Agreement also restricts Mr. Price from competing with the Company, disclosing confidential information of the Company and soliciting any customers or employees of the Company for a period of three years following termination.

On October 31, 2006, Mr. David G. Everhart gave the Company a written notice of resignation. Due to personal health reasons, Mr. Everhart resigned from his position as the Company’s Chief Operating Officer. He continues to serve on the Company’s Board of Directors and was available on a day-to-day basis until January 15, 2007 to assist with transition. Under his Senior Management Agreement with the Company dated June 17, 2002, as amended, Mr. Everhart will be entitled to receive his base salary of $203,410, accrued bonus, and insurance benefits for one year, except for medical insurance which he is entitled to receive for eighteen months, following the effective date of his separation from the Company. Effective with his resignation, Mr. Everhart will be entitled to receive no other compensation from the Company under the Senior Management Agreement, as amended.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of December 31, 2006, certain information with respect to the beneficial ownership of the Company’s Common Stock and Preferred Stock by (i) any person known by the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities, (ii) each of the Named Officers; (iii) each director; and (iv) all current directors and executive officers as a group. Each of the persons named in the table has sole voting and investment power with respect to all shares beneficially owned by them, except as described in the footnotes following the table.

As of December 31, 2006, there were 48,646,610 shares of Common Stock and 34,211,254 shares of Preferred Stock outstanding. Each share of Preferred Stock is convertible into one share of Common Stock at any time at the option of the holder. The Preferred Stock has voting rights equal to the Common Stock on an as-converted basis, subject to the limitations on conversion described below.

The number and percentage of shares beneficially owned has been calculated pursuant to Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under this rule, beneficial ownership includes any shares as to which each selling security holder has sole or shared voting power or investment power and also any shares which the selling security holder has the right to acquire within 60 days.

	# of		% of	# of	% of	# of	% of	# of	% of
	Common		Common	Series A	Series A	Series B	Series B	Series C	Series C	% of Total
Name and Address of	Stock		Stock	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred	Stock
Beneficial Owner	Owned		Owned	Owned	Owned	Owned	Owned	Owned	Owned	Owned

5% Stockholders:
Jefferies & Company**	9,352,234		16.1%	—	—	—	—	—	—	10.1%
Harborside Financial Center, 705 Plaza 3 Jersey City, NJ 07311
Bank of New York**	5,807,881		10.7%	—	—	—	—	—	—	6.6%
One Wall Street, 6th Flr New York, NY 10286
State Street Bank & Trust**	5,669,052		10.4%	—	—	—	—	—	—	6.4%
1776 Heritage Drive North Quincy, MA 02171
Cede & Co.**	5,066,743		9.4%	—	—	—	—	—	—	5.8%
P.O. Box 20 Bowling Green Station New York, NY 10274
JP Morgan Chase Bank**	4,782,372		9.0%	—	—	—	—	—	—	5.5%
14201 Dallas Pkwy, Suite 121, Dallas, TX 75254
Randy Massey	8,908,338	(1)	18.3%	—	—	—	—	—	—	10.7%
3636 Martin Mill Pike P.O. Box 9054 Knoxville, TN 37940

	# of		% of	# of	% of	# of	% of	# of		% of
	Common		Common	Series A	Series A	Series B	Series B	Series C		Series C	% of Total
Name and Address of	Stock		Stock	Preferred	Preferred	Preferred	Preferred	Preferred		Preferred	Stock
Beneficial Owner	Owned		Owned	Owned	Owned	Owned	Owned	Owned		Owned	Owned

A.C. Wilson	7,280,556	(2)	15.0%	—	—	—	—	—		—	8.8%
680 Reliance Road Tellico Plains, TN 37385
Idle Arkansas Investors	—		—	3,164,200	18.4%	1,348,600	10.7%	—		—	5.4%
c/o Dan H. Felton, III 6 West Chestnut Street Marianna, AR 72360
Parsons Brinckerhoff Infrastructure Development Company(3)	—		—	—	—	—	—	800,000	(4)	17.9%	1.0%
CTV Holdings c/o PB Constructors, Inc. One Penn Plaza New York, NY 10119

(1)	This amount includes warrants which are exercisable into 43,083 shares of our common stock.

(2)	This amount includes warrants which are exercisable into 43,083 shares of our common stock.

(3)	Parsons Brinckerhoff Infrastructure Development Company (“PBIDC”) is the holding company of CTV Holdings, Inc. and PB Constructors, Inc. (“PB”). Shares held by CTV Holdings, Inc. and PB Constructors, Inc. are deemed to be beneficially owned by PBIDC.

(4)	All 800,000 shares are currently held by CTV Holdings, Inc. Additionally, we have tendered 485,000 shares to PB in satisfaction of certain payment obligations in accordance with terms of certain agreements. Because the terms of the agreements pursuant to which these shares were tendered are currently under dispute, the shares are not considered outstanding for the purpose of the above table.

	# of		% of	# of		% of	# of		% of	# of	% of
	Common		Common	Series A		Series A	Series B		Series B	Series C	Series C	% of Total
Name and Address of	Stock		Stock	Preferred		Preferred	Preferred		Preferred	Preferred	Preferred	Stock
Beneficial Owner	Owned		Owned	Owned		Owned	Owned		Owned	Owned	Owned	Owned

Named Executive Officers and Directors
Michael C. Crabtree	3,239,169	(5)	6.5%	13,888		*	—		—	—	—	3.9%
David G. Everhart	6,800,846	(6)	14.0%	—		—	—		—	—	—	8.2%
J. Thomas Badgett	7,498,544	(7)	15.4%	—		—	—		—	—	—	9.0%
James H. Price	1,021,515	(8)	2.1%	—		—	—		—	—	—	1.2%
Lana R. Batts	20,000	(9)	*	13,888	(10)	*	25,000		*	—	—	*
Dan H. Felton, III	43,083	(11)	*	3,164,200	(12)	18.4%	1,348,600	(13)	10.7%	—	—	5.5%
Steve Kirkham	700,508	(14)	1.4%	67,618	(15)	*	—		—	—	—	*
David Gill	—		—	—		—	—		—	—	—	—
Thomas F. (Mack) McLarty III	—		—	—		—	—		—	—	—	—
All directors and executive officers as a group	19,759,640		38.8%	3,259,594		19.0%	1,373,600		10.9%	—	—	28.6%

*	Less than 1%.

**	Amounts include warrants which are exercisable into shares of common stock at the ratio of 1:126.6686.

(5)	This amount includes 1,141,667 shares of common stock held by Crabtree Ventures, LLC and options exercisable into 820,000 shares of common stock. Mr. Crabtree serves as the Chief Manager of Crabtree Ventures, LLC and is deemed to have the sole voting and dispositive power over the shares held by Crabtree Ventures, LLC.

(6)	This amount includes 783,332 shares of common stock held by IdleAire Associates Limited Partnership of which Mr. Everhart is the General Partner and warrants which are exercisable into 43,083 shares of our common stock.

(7)	This amount includes warrants which are exercisable into 43,083 shares of our common stock.

(8)	This amount includes warrants which are exercisable into 43,083 shares of our common stock and options exercisable into 795,000 shares of common stock.

(9)	This amount includes warrants which are exercisable into 20,000 shares of our common stock.

(10)	The shares are held in the name of Batts & Associates LLC, of which Mrs. Batts is a member.

(11)	This amount includes warrants which are exercisable into 43,083 shares of our common stock.

(12)	This amount includes 3,164,000 shares of Series A Preferred Stock held by Idle Arkansas Investors, of which Mr. Felton, as Managing Partner, has the voting and dispositive power over the shares held by Idle Arkansas Investors.

(13)	This amount includes 1,348,600 shares of Series B Preferred Stock held by Idle Arkansas Investors, of which Mr. Felton, as Managing Partner, has the voting and dispositive power over the shares held by Idle Arkansas Investors.

(14)	This amount includes 688,800 shares are held by The Kirkham Group, of which Mr. Kirkham is the Managing General Partner and warrants which are exercisable into 43,003 shares of our common stock.

(15)	This amount includes 53,730 shares are held in a trust account of which Mr. Kirkham is the custodian. The remaining shares are held by The Kirkham Group, of which Mr. Kirkham is the Managing General Partner.

Certain Relationships and Related Transactions

The Company is party to an exclusive supply agreement with a shareholder, Eaton Electrical, Inc. (“Eaton”), to supply various electrical components and intelligent trusses. This agreement expires in April 2008. During 2006, the Company issued purchase orders to Eaton for purchase of site equipment components totaling $64.2 million for the planned deployment of 13,000 parking spaces. The Company made payments of $43,890,047 in 2006 under this arrangement. At December 31, 2006, this supplier and related party held a deposit of $14,103,670 to be applied toward future purchases. Additionally, the company sold $186,973 of component parts to Eaton at cost. At December 31, 2006, the Company had a recorded liability to Eaton of $1,101,710.

In 2004, the Company entered into a 5-year strategic agreement with a shareholder, Taiwan Video & Monitor Corporation (“TVM”). Pursuant to the agreement, the Company agreed to purchase certain service module components exclusively from TVM at an agreed-upon price. TVM agreed to accept shares of the Company’s common stock in exchange for certain equipment and intellectual property rights. The Company made payments of $436,817 in 2006 pursuant to this agreement. During September 2006, the agreement with the TVM was terminated and replaced by an agreement with TPK Solutions, Inc., another company partially owned, controlled, or influenced by the owner of TVM. Under the new agreement, the Company has agreed to purchase the same service module components under the original agreement with TVM. This agreement expires September 2009.

During 2006, the Company maintained professional services contracts with PB Constructors, Inc. and related entities (collectively “PB”), for consulting and construction program management services valued at $514,721. At December 31, 2006, the Company had a recorded liability to PB of $1,633,535. In May 2005, the Company and PB entered into a securities purchase agreement pursuant to which PB agreed to purchase 985,000 shares of Series C Preferred Stock for $4,925,000. Related to this transaction, $925,000 represents a stock subscription receivable at December 31, 2006. In 2005, in accordance with the terms of the same agreement, the Company elected to exchange 300,000 shares of Series C Preferred Stock for $1,500,000 of consulting services provided by PB. In March 2007, PB threatened to serve a complaint against us alleging that, by making payments in stock instead of in cash, we had failed to satisfy our payment obligations pursuant to our agreements. PB also alleged that by our choosing to perform construction program management services with internal staff, we had deprived them of the material benefits of their agreements with us. PB has threatened to sue us for $23 million, including $20 million for loss of profits. We plan to vigorously defend our position should PB decide to proceed with its claim.

Michael C. Crabtree, President, Chief Executive Officer and Chairman of the Board of Directors, is a member of three limited liability companies that are in the business of leasing aircraft. The companies are Crabtree Aviation LLC, Cross County Carriers, Limited, and JLC Aviation LLC. The Company paid Crabtree Aviation LLC and Cross County Carriers a combined total of $267,388 in 2006 for airplane rental. The aircraft in Crabtree Aviation LLC was sold mid-2006, and will no longer be leased by the Company. The Company entered into new aircraft lease agreements with JLC Aviation LLC and Cross County Carriers, Limited on November 1, 2006 and December 1, 2006, respectively. Both agreements provide for a one-year term with a combined rent obligation of $136,507.

The Company leases space from 640 Business Park LLC in Knoxville, Tennessee, a company owned by shareholder, former director and co-founder, Randy C. Massey. With the most recent lease addendum, the term of the agreement is five years ending on October 1, 2009. The annual rent obligation is approximately $151,800 and the total rent paid under this lease during 2006 was $151,835.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors appointed Ernst & Young, LLP as the independent registered public accounting firm of the Company to audit its financial statements for fiscal year 2007 and the Board of Directors has determined it would be desirable to request the stockholders ratify such appointment.

Aggregate fees for professional services rendered to the Company by Ernst & Young LLP, the Company’s independent registered public accounting firm, for the fiscal years ended December 31, 2006 and 2005 are set forth below.

	Fiscal Years Ended
	December 31,
	2006	2005

Audit Fees	$430,659	$223,604
Audit-Related Fees	49,907	100,070
Tax Fees	25,500	20,000
All Other Fees	—	—

Total	$506,066	$343,674

Audit Fees were for professional services rendered for the audits of the financial statements of the Company included in the initial registration on Form 10 and the Annual Report on Form 10-KSB, and the quarterly reviews of the financial statements included in the Quarterly Reports on Form 10-QSB. Audit-Related Fees for 2006 and 2005 principally include fees related to the 2005 debt offering. Tax Fees were for professional services related to tax compliance.

The Company became a reporting company under the SEC rules in July 2006. The Audit Committee, formed in May 2006, pre-approves all audit and permissible non-audit services to be provided by the Company’s independent registered public accountants and the estimated fees for these services. The Audit Committee considered whether the provision of these services was compatible with maintaining the independence of E&Y as the Company’s principal independent accounting firm for 2006, and determined that these services did not compromise their independence. All 2006 audit and non-audit services described above were pre-approved by the Audit Committee in accordance with its policies and procedures. None of the services provided by the independent registered public accountants that are described above were approved by the Audit Committee pursuant to a waiver of the pre-approval requirements of the SEC’s rules and regulations.

Vote Required for Approval

Stockholder approval or ratification is not required for the appointment of the independent registered public accounting firm since the board of directors has the responsibility for selecting auditors. However, the Board of Directors feels it is appropriate to submit the appointment for ratification at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for fiscal year 2007.

SETTING DATE FOR 2008 MEETING

The management of the Company would like to set the date for the Meeting of stockholders for 2008 (the “2008 Annual Meeting”) to provide ample notice to all shareholders. Company management proposes the date of Thursday, May 8, 2008.

Vote Required for Approval

Stockholder approval or ratification is not required for the determination of the 2008 meeting date. The Board of Directors has the authority to change that date any time at its sole discretion; however, the Board of Directors feels it is appropriate to submit the action at the Meeting.

The BOARD OF DIRECTORS RECOMMENDS A VOTE FOR setting the date for the 2008 Annual Meeting on Thursday, May 8, 2008.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires the Company’s officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish the Company with copies of the Section 16(a) reports which they file.

To the best of the Company’s knowledge, all Section 16(a) filing requirements applicable to the Company’s officers and directors were complied with in a timely manner, except that Messrs. Crabtree, Badgett, Price and Felton have not timely filed their Forms 4 in 2006 and Ms. Lori Noll, Chief Accounting Officer, has not timely filed her Form 3 in 2006.

PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

If you wish to submit a proposal for the 2008 Meeting of Stockholders, we would like to receive your notice of such proposal on or before December 15, 2007.

Suggestions from stockholders concerning the Company’s business are welcome and all will be carefully considered by the Company’s management.

INCORPORATION OF OTHER DOCUMENTS BY REFERENCE

A copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, including the financial statements and notes thereto, are being mailed to stockholders of record along with this Proxy Statement. The Company will provide without charge a copy of any exhibits filed with the Form 10-KSB. Requests for copies of such exhibits should be directed to the Company at 410 N. Cedar Bluff Road, Knoxville, Tennessee 37923, Attn: Corporate Secretary.

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Meeting. However, if any other matters are properly brought before the Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment.

Annex A

IDLEAIRE TECHNOLOGIES CORPORATION

AUDIT COMMITTEE CHARTER

I.	Purpose

The primary functions of the Audit Committee are to assist the Board of Directors in fulfilling its oversight responsibilities with respect to: (i) the Company’s systems of internal controls regarding finance, and accounting; (ii) the Company’s auditing, accounting and financial reporting processes generally; (iii) the Company’s financial statements and other financial information provided by the Company to its stockholders, the public and others; (iv) the Company’s compliance with legal, ethical and regulatory requirements; and (v) the performance of the Company’s Accounting Department and independent auditors.

Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. The members of the Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Committee to conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of Management and the independent auditors.

II.	Organization

The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall satisfy the independence, financial literacy and experience requirements of Section 10A of the Securities Exchange Act of 1934, and any other applicable regulatory requirements. At least one member of the Committee shall in the judgment of the Board be an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission.

Committee members shall be elected by the Board at the annual organizational meeting of the Board of Directors on the recommendation of the Nominating/Corporate Governance Committee; members shall serve until their successors shall be duly elected and qualified. The Committee’s chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee.

The Committee may form and delegate authority to subcommittees when appropriate.

III.	Meetings

The Audit Committee shall meet four times per year on a quarterly basis, or more frequently as circumstances require and shall report regularly to the Board thereafter. The Committee shall require members of Management, the CFO and other members of the Accounting Department, the independent auditors and others to attend meetings and to provide pertinent information, as necessary. As part of its job to foster open communications, the Committee shall meet in separate executive sessions during each of its four regularly scheduled meetings with Management, the CFO and the Company’s independent auditors to discuss any matters that the Committee (or any of these groups) believes should be discussed privately.

IV.	Responsibilities and Duties

In recognition of the fact that the Company’s independent auditors are ultimately accountable to the Audit Committee, the Committee shall have the sole authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors or nominate the independent auditors for shareholder approval. The Committee shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Committee shall consult with Management but shall not delegate these responsibilities.

To fulfill its responsibilities and duties, the Audit Committee shall:

With respect to the independent auditors:

1. Be directly responsible for the appointment, retention, compensation and oversight of the work of the independent auditors (including resolution of disagreements between Management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work.

2. Have the sole authority to review in advance, and grant any appropriate pre-approvals of, (i) all auditing services to be provided by the independent auditors and (ii) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act of 1934, and (iii) connection therewith to approve all fees and other terms of engagement. The Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act of 1934 with respect to non-audit services.

3. Review the performance of the Company’s independent auditors on at least an annual basis.

4. On an annual basis, review and discuss with the independent auditors all relationships the independent auditors have with the Company in order to evaluate the independent auditors’ continued independence. The Committee: (i) shall ensure that the independent auditors submit to the Committee on an annual basis a written statement (consistent with Independent Standards Board Standards No. 1) delineating all relationships and services that may impact the objectivity and independence of the independent auditors; (ii) shall discuss with the independent auditors any disclosed relationship or services that may impact the objectivity and independence of the independent auditors; and (iii) shall satisfy itself as to the independent auditors’ independence.

5. At least annually, obtain and review an annual report from the independent auditors describing (i) the independent auditors’ internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

6. Confirm that the lead audit partner, or the lead audit partner responsible for reviewing the audit, for the Company’s independent auditors has not performed audit services for the Company for each of the five previous fiscal years.

7. Review all reports required to be submitted by the independent auditors to the Committee under Section 10A of the Securities Exchange Act of 1934.

8. Review, based upon the recommendation of the independent auditors and the Accounting Department, the scope and plan of the work to be done by the independent auditors for each fiscal year.

With respect to financial statements:

9. Review and discuss with Management, the Accounting Department and the independent auditors the Company’s quarterly financial statements (including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the independent auditors’ review of the quarterly financial statements) prior to submission to stockholders, any governmental body, any stock exchange or the public.

10. Review and discuss: with Management, the CFO, other members of the Accounting Department and the independent auditors the Company’s annual audited financial statements (including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations”) and including any accounting adjustments that were noted or proposed by the independent auditors but were “passed” upon by management (as immaterial or otherwise), adjustments arising from any audits that were recorded and have a significant impact on the Company’s financial reporting process, and any SEC comments on the Company’s SEC reports, including in particular any unresolved or future compliance comments. In addition, discuss with independent auditors any alternative disclosures or treatments within generally accepted accounting principles related to material items or transactions.

11. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

12. Recommend to the Board of Directors, if appropriate, that the Company’s annual audited financial statements be included in the Company’s annual report on Form 10-K for filing with the Securities and Exchange Commission.

13. Prepare the report required by the Securities and Exchange Commission to be included in the Company’s annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange listing requirements or rules.

Periodic and Annual Reviews:

14. Periodically review separately with each of Management, the independent auditors and the Accounting Department (i) any significant disagreement between Management and the independent auditors or the Accounting Department in connection with the preparation of the financial statements, (ii) any difficulties encountered during the course of the audit (including any restrictions on the scope of work or access to required information), and (iii) Management’s response to each.

15. Periodically discuss with the independent auditors, without Management being present, (i) their judgments about the quality, appropriateness, and acceptability of the Company’s accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company’s financial statements.

16. Consider and approve, if appropriate, significant changes to the Company’s accounting principles and financial disclosure practices as suggested by the independent auditors, Management or the Accounting Department. Review with the independent auditors, Management and the Accounting Department, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.

17. Review with Management, the independent auditors, the Accounting Department and the Company’s counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company’s financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the Securities and Exchange Commission or other regulatory authorities with relevant jurisdiction.

18. Obtain and review an annual report from Management relating to the accounting principles used in preparation of the Company’s financial statements (including those policies for which Management is required to exercise discretion or judgments regarding the implementation thereof).

Discussions with Management:

19. Review and discuss with Management the Company’s earnings press releases (including the use of “pro forma” or “adjusted” non-GAAP information) as well as financial information and earnings guidance provided to analysts and rating agencies.

20. Review and discuss with Management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current of future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

21. Inquire about the application of the Company’s accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles, and (where appropriate) the Company’s provisions for future occurrences which may have a material impact on the financial statements of the Company.

22. Review and discuss with Management (i) the Company’s major financial risk exposures and the steps Management has taken to monitor and control such exposures (including Management’s risk assessment and risk management policies), and (ii) the program that Management has established to monitor compliance with its code of business ethics and conduct for directors, officers and employees.

23. Review and discuss with Management all disclosures made by the Company concerning any material changes in the financial condition or operations of the Company.

24. Obtain explanations from Management for unusual variances in the Company’s annual financial statements from year to year, and review annually the independent auditors’ letter of the recommendations to Management and Management’s response.

25. Review and discuss with Management the reports of the Chief Executive Officer and Chief Financial Officer required by Rule 13a-14 of the Exchange Act.

With respect to the internal audit function and internal controls:

26. When established, review, based upon the recommendation of the independent auditors and the head of the Accounting Department, the scope and plan of the work to be done by the Internal Audit Department.

27. Review and approve the appointment and replacement of the head of the Accounting Department, and review on an annual basis the performance of the Accounting Department.

28. In consultation with the independent auditors and the Accounting Department, (a) review the adequacy of the Company’s internal control structure and system, and the procedures designed to insure compliance with laws and regulations, and (b) discuss the responsibilities, budget and staffing needs of the Accounting Department.

29. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Other:

30. Review reports and disclosures of insider and affiliated party transactions as well as all “related party transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K) on an ongoing basis, and all such related party transactions shall be approved in advance by the Audit Committee.

31. Review and approve (i) any change or waiver in the Company’s code of business conduct and ethics for directors or executive officers, and (ii) any disclosure made on Form 8-K regarding such change or waiver.

32. Establish the policy for the Company’s hiring of employees or former employees of the independent auditors who were engaged on the Company’s account.

33. Review any Management decision to seek a second opinion from independent auditors other than the Company’s regular independent auditors with respect to any significant accounting issue.

34. Review with Management and the independent auditors the sufficiency and quality of the Accounting Department staff and other financial and accounting personnel of the Company.

35. Review and reassess the adequacy of this Charter annually and recommend to the Board any changes the Committee deems appropriate.

36. The Committee shall conduct an annual performance evaluation of itself.

37. The Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate.

38. Perform any other activities consistent with this Charter, the Company’s By-laws and governing law as the Committee or the Board deems necessary or appropriate.

V.	Resources

The Audit Committee shall have the authority to retain independent legal, accounting and other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Committee shall determine the extent of funding necessary for payment of compensation to the independent auditors for purpose of rendering or issuing the annual audit report and to any independent legal, accounting and other consultants retained to advise the Committee.

Annex B

IDLEAIRE TECHNOLOGIES CORPORATION

LEADERSHIP DEVELOPMENT & COMPENSATION COMMITTEE CHARTER

I.	Purpose

The primary purpose of the Compensation Committee is: (i) to assist the Board in discharging its responsibilities in respect of compensation of the Company’s executive officers; and (ii) to produce an annual report for inclusion in the Company’s proxy statement on executive compensation.

II.	Organization

The Compensation Committee shall consist of three or more directors, each of whom shall satisfy the applicable independence requirements of the Securities and Exchange Commission and any other regulatory requirements.

Committee members shall be elected by the Board at the organizational meeting of the Board of Directors; members shall serve until their successors shall be duly elected and qualified. The Committee’s chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee.

The Committee may form and delegate authority to subcommittees when appropriate.

III.	Structure and Meetings

The chairperson of the Compensation Committee will preside at each meeting of the Committee and, in consultation with the other members of the Committee, shall set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson will ensure that the agenda for each meeting is circulated in advance of the meeting.

IV.	Goals and Responsibilities

The Compensation Committee shall have the power and authority of the Board to perform the following duties and to fulfill the following responsibilities:

a. develop guidelines and review the compensation and performance of officers of the Company;

b. review and approve corporate goals relevant to the compensation of the Chief Executive Officer, evaluate the Chief Executive Officer’s performance in light of these goals and objectives, set the Chief Executive Officer’s compensation based on this evaluation;

c. produce an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations;

d. make recommendations to the Board with respect to incentive-compensation plans and equity-based plans, and establish criteria for the granting of options to the Company’s officers and other employees and review and approve the granting of options in accordance with such criteria;

e. develop plans for managerial succession of the Company;

f. review major organizational and staffing matters;

g. review director compensation levels and practices, and recommend, from time to time, changes in such compensation levels and practices to Board with equity ownership in the Company encouraged;

h. annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval; and

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i. perform any other activities consistent with this Charter, the Company’s By-laws and governing law as the Committee or the Board deem appropriate.

V.	Performance Evaluation

The Compensation Committee shall conduct an annual performance evaluation of itself.

VI.	Committee Resources

The Compensation Committee shall have the authority to obtain advice and seek assistance from internal and external legal, accounting and other advisors. The Committee shall determine the extent of funding necessary for the payment of compensation to any consultant retained to advise the Committee.

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Annex C

IdleAire Technologies Corporation

Corporate Governance & Nominating/ Committee

I.	Purpose

The primary objectives of the Nominating/Corporate Governance Committee are to assist the Board by: (i) identifying individuals qualified to become Board members and recommending that the Board select a group of director nominees for each next annual meeting of the Company’s stockholders; (ii) ensuring that the Audit, Compensation and Nominating/Corporate Governance Committees of the Board shall have the benefit of qualified and experienced “independent” directors; and (iii) developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company.

II.	Organization

The Nominating/Corporate Governance Committee shall consist of three or more directors, each of whom shall satisfy the applicable independence requirements of the Securities and Exchange Commission and any other regulatory requirements.

Committee members shall be elected by the Board at the annual organizational meeting of the Board of Directors; members shall serve until their successors shall be duly elected and qualified. The Committee’s chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a Chairman by vote of a majority of the full Committee.

The Committee may form and delegate authority to subcommittees when appropriate.

III.	Structure and Meetings

The chairperson of the Nominating/Corporate Governance Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting.

IV.	Goals and Responsibilities

The Nominating/Corporate Governance Committee shall: (i) develop and recommend to the Board a set of corporate governance principles applicable to the Company, and review and reassess the adequacy of such guidelines annually and recommend to the Board any changes deemed appropriate; (ii) develop policies on the size and composition of the Board; (iii) review possible candidates for Board membership consistent with the Board’s criteria for selecting new directors; (iv) perform Board performance evaluations on an annual basis; (v) annually recommend a slate of nominees to the Board with respect to nominations for the Board at the annual meeting of the Company’s stockholders; and (vi) generally advise the Board (as a whole) on corporate governance matters.

The Committee shall also advise the Board on (a) board structure and operations (including authority to delegate to committees), (b) the need for establishment of any new committees, (c) director compensation, (d) committee member qualifications, (e) committee member appointments and removals, (f) committee structure and operations (including authority to delegate to subcommittees), and (g) committee reporting to the Board. The Committee shall maintain an orientation program for new directors and a continuing education program for all directors.

The Committee will annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

The Committee shall perform any other activities consistent with this Charter, the Company’s By-laws and governing law as the Committee or the Board deems appropriate.

V.	Performance Evaluation

The Nominating/Corporate Governance Committee shall conduct an annual performance evaluation of itself.

VI.	Committee Resources

The Nominating/Corporate Governance Committee shall have the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms.

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IdleAire Technologies Corporation
410 N. Cedar Bluff Rd., Suite 200
Knoxville, TN 37923
865-342-3600; 865-437-2636 (fax)

Annual Meeting of Stockholders on May 10, 2007

PLEASE RETURN YOUR PROXY VOTE
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON

PROXY

The undersigned hereby appoints Thomas Badgett (or such or person as you hereby appoint, whose name is                                                            ), with full power of substitution, as proxy to vote all shares of IdleAire Technologies Corporation (“IdleAire” or the “Company”) held of record by the undersigned at the close of business on April 1, 2007 and entitled to vote at the Annual Meeting of Stockholders of IdleAire to be held on the 10th day of May, 2007, at 4:30 p.m. at the Knoxville Museum of Art, 1050 World’s Fair Park, Knoxville, TN 37916-1653, and at any adjournment thereof, on the matters identified and as directed below, or, if not so directed, in accordance with the recommendations of the Board of Directors, and upon such other matters as may properly come before the meeting or any adjournments thereof.

The proxies shall vote this stock as specified below or, where no choice is specified, shall vote the stock, FOR the election of the nominees for the Board of Directors, FOR ratifying selection of Ernst & Young, LLP as the Company’s independent auditors for calendar year 2006, and FOR setting the date for the 2008 Annual Meeting on May 8th, 2008.

DIRECTORS
PROPOSAL(S)	RECOMMEND	FOR	AGAINST	ABSTAIN

To elect the nominees for directors as set forth in the proxy statement, each to serve for a one-year term. If you do not authorize your proxy to vote for any particular nominee for director, please list that nominee below:	FOR

To ratify the selection of Ernst & Young, LLP as the Company’s independent auditors for calendar year 2006	FOR

To set the date for the 2008 Annual Meeting for May 8, 2008	FOR

Stockholder:

Signature: _ _

Printed Name: _ _

Date: _ _

Please sign exactly as name appears on stock certificate. Joint owners should each sign. Executors, administrators, trustees or guardians should give their full titles. If a corporation, partnership or other entity, please execute in full entity name by authorized person.